THIRD QUARTER 2012 EARNINGS CALL PRESENTATION Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Adjusted EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-
looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties.
These statements are not guarantees of future performance.  Actual results may differ materially from those contemplated by forward-looking statements. National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 13, 2012, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements.  Forward-
looking statements made during this presentation speak only as of today's date.  NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures.
The Company believes these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-
tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense;
interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles;
depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts. Adjusted EBITDA should not be viewed as a substitute for net income. A reconciliation of these non-GAAP financial measures to their GAAP counterparts for the periods presented herein is provided in the Company’s quarterly financial supplement for the period ended September 30, 2012, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
(1) Cash earnings is a non-GAAP financial measure, which the Company defines as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts and the after-tax impact of certain non-recurring items.
RECONCILIATION OF NET INCOME TO CASH EARNINGS
(Unaudited-in thousands, except per share amounts)
Three Months Ended
September 30,
2012 2011
GAAP net income 51 $                    9,321 $
Amortization of intangibles 8,480                 8,348
Depreciation 2,973                 3,126
Impairment of goodwill and intangible assets 18,407              2,466
Tax benefit of impairment of goodwill and
intangible assets (5,296)               (975)
Non-cash interest, net of tax 755                     664
Change in estimated acquisition earn-out payables, net of tax 708                     32
Management contract buyout, net of tax -                      -
Cash earnings (1) 26,078 $           22,982 $
GAAP net income per share - diluted 0.00 $                0.21 $
Amortization of intangibles 0.20                   0.19
Depreciation 0.07                   0.07
Impairment of goodwill and intangible assets 0.44                   0.06
Tax benefit of impairment of goodwill and
intangible assets (0.13)                  (0.02)
Non-cash interest, net of tax 0.02                   0.02
Change in estimated acquisition earn-out payables, net of tax 0.02                   -
Management contract buyout, net of tax -                      -
Cash earnings per share - diluted (2) 0.62 $                0.53 $

(2)  The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

Reconciliation: Net Income to
Adjusted EBITDA

(1) Adjusted EBITDA is a non-GAAP financial measure, which the Company defines as net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations and the expense related to management contract buyouts.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense; interest income; interest expense; gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.
Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the three months ended September 30, 2012
GAAP net income 51 $
Income tax benefit (454)
Interest income (617)
Interest expense 4,173
Other, net (1,229)
Income (loss) from operations 13,756 $             (13,682) $            1,850 $                1,924 $
Amortization of intangibles 6,097 2,167 216 8,480
Depreciation 1,324 988 661 2,973
Impairment of goodwill and intangible assets (1) 18,408 - 18,407
Gain on sale of businesses, net - (439) - (439)
Change in estimated acquisition earn-out payables 1,035 - 50 1,085
Adjusted EBITDA
(1)
22,211 $             7,442 $                2,777 $                32,430 $
For the three months ended September 30, 2011
GAAP net income 9,321 $
Income tax expense 6,823
Interest income (700)
Interest expense 4,006
Other, net (1,303)
Income from operations 13,155 $             3,094 $                1,898 $                18,147 $
Amortization of intangibles 5,622 2,726 - 8,348
Depreciation 1,363 927 836 3,126
Impairment of goodwill and intangible assets - 2,466 - 2,466
Loss on sale of businesses, net - 40 - 40
Change in estimated acquisition earn-out payables 53 - - 53
Adjusted EBITDA
(1)
20,193 $             9,253 $                2,734 $                32,180 $

JESSICA BIBLIOWICZ

3Q12 Highlights
Revenue $252 million
Organic revenue declined -1.3%
– Corporate Client Group +3.3%
– Individual Client Group -5.5%
– Advisor Services Group -3.7%
Growth in Corporate Client Group continued
Corporate Benefits
Executive Benefits
Property & Casualty
Adjusted EBITDA $32 million
Adjusted EBITDA margin 12.9%

Recurring Revenue
(1)
Quarter-over-Quarter
Recurring Revenue
Year-over-Year
Recurring Revenue
(1) Recurring revenue includes revenue from corporate and executive benefits, property & casualty, wealth management and asset-based fees and trails.
(2) Previously reported as 57.0%  for FY10; updated due to re-categorization of certain asset-based fees and trails.
(2)

58.0%
62.4%
FY 10 FY 11
63.8%
67.0%
3Q11 3Q12

Capital Allocation Update
Strategic acquisitions
$88 million YTD through October 28, 2012
–
$80 million of primary acquisitions
• Includes $30 million of acquisitions where NFP maintained exclusive long-standing relationships
–
$8 million of management contract buyouts
Stock buyback
3Q12
–
Repurchased 262,327 shares at average price of $14.71 for $4 million
–
$40 million remaining on authorization as of September 30, 2012
YTD through September 30, 2012
–
Repurchased $18 million (includes shares repurchased under 2011 authorization)
4Q12 capital allocation expectations
Acquisition activity likely to be limited to smaller sub-acquisitions as well as management contract buyouts
Due to 2012 acquisition activity, do not expect any meaningful stock buyback

DOUG HAMMOND

Business Segments
Advisor Services Group
Individual Client Group
Corporate Client Group
($ in millions)
3Q12 organic revenue growth -1.3%
Corporate Client Group +3.3%
Individual Client Group -5.5%
Advisor Services Group -3.7%

$115.1
45.7%
$78.2
31.0%
$58.7
23.3%
3Q12 Revenue $252.0 million

Business Segment
3Q12 Overview & Components of Revenue
27.3%
52.1%
Steady and recurring business
Diversification of products and services
Health & Welfare
Retirement
Ancillary & Voluntary Benefits
NFP Executive Benefits
NFP P&C
Strategic acquisitions
Management contract buyouts
P&C focus
3Q12 organic revenue growth +3.3%
FY 2012 expectations for CCG
Organic revenue growth: approximately 4.5% - 5%
Excluding certain bonuses in 1H12, organic revenue growth:
approximately 3.5% - 4%
Adjusted EBITDA margins approximately 20%

Corporate Client Group
Corporate Benefits
Executive Benefits
Property & Casualty
82.5%
9.5%
8.0%
45.7%
% of CCG
Revenue

Business Segment
3Q12 Overview & Components of Revenue
27.3%
52.1%
Individual Client Group
% of ICG
Revenue
20.8%
28.6%
50.6%

Life insurance
Challenges and uncertainty remain in
the market
Accelerated actions to reorganize and
consolidate NFP Life
New leadership
Dispositions of certain life
operations
Wealth management
Steady performance continues

Asset Based Fees & Trails
Commissions & Non-Recurring Fees
Business Segment
3Q12 Overview & Components of Revenue
27.3%
52.1%
% of ASG
Revenue
63.9%
36.1%
23.3%
Business drivers
New assets
Advisor recruitment
Asset-based fees
AUM $10.5 billion, up 17.2% YOY
Fusion acquisition in July 2012
Expect 2013 Adjusted EBITDA margin to
expand 75-100 basis points from this
transaction
3Q12 organic revenue decreased 3.7%
Strong asset growth
Accelerated decline in transactional business as
uncertain environment impacted investor confidence
FY 2012 expectations for ASG (depending on
performance of financial markets)
Organic revenue decline of approximately 3%
Adjusted EBITDA margin 4.5% - 5%

Advisor Services Group

DONNA BLANK

$20.2
$22.2
$9.3
$7.4
$2.7
$2.8
3Q11 3Q12
$105.8
$115.1
$84.8
$78.2
$61.0
$58.7
3Q11 3Q12
3Q12 Consolidated Financial Highlights
(1)
$251.5 $252.0
($ in millions)
Adjusted EBITDA Margin
3Q11 3Q12
Corporate Client Group 19.1% 19.3%
Individual Client Group 10.9% 9.5%
Advisor Services Group 4.5% 4.7%
Consolidated 12.8% 12.9%
64% 67%
Recurring
Revenue
(1)
The sum of the components may not agree to total due to rounding.
$32.2 $32.4

Revenue
Adjusted EBITDA & Margin
Maintained YOY revenue, Adjusted EBITDA and margin;
Continued strength in CCG, offset by market challenges in ASG and life insurance

(Compensation Expense, Employees )+(Fees to Principals)
Revenue
Total Compensation
Ratio
=
Total Compensation Ratio by Segment
Corporate Client Group Individual Client Group
51%
54%
52%
52%
49%
51%
50%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12
50%
50%
48%
49%
51%
52% 52%
Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12

(6)

36

3 (2)
4 (2)
1 (3)
1Q11 2Q11 3Q11 4Q11 Adjusted 1Q12 2Q12 Adjusted 3Q12
Operating Cash Flow
(1)
3Q12 operating cash flow in line with prior years as acquisition growth offset by challenges in life insurance market
($ in millions)

(1)
The sum of the components may not agree to total due to rounding.
(2) Cash paid in connection with management contract buy-out.
(3) Cash paid for acquisition earn-outs that impact a portion of quarterly operating cash flow.
(11)
19
(15)
18
(6)

36
(15)
19
34
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
Actual
As Adjusted